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                                                                   EXHIBIT 22(1)


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

                                                                                                   EXHIBIT 22(1)

                                                           SUBSIDIARIES OF
                                                      LAYNE CHRISTENSEN COMPANY

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                              NAME OF SUBSIDIARY                                         JURISDICTION
                                                                                       OF INCORPORATION
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
 Boyles Bros. Drilling Company                                                   Utah
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 Christensen Boyles Corporation                                                  Delaware
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 Christensen Boyles International                                                Cayman Islands
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 Christensen Mining Products Export Company, Ltd.                                Barbados
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 Christensen Products (Thailand) Co., Ltd.                                       Thailand
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 Glindemann & Kitching Pty Ltd                                                   Australia
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 Hydroresources Co., Ltd.                                                        Thailand
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 International Mining Services Pty Ltd                                           Australia
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 Layne Arkansas Company                                                          Arkansas
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 Layne Atlantic Company, Inc.                                                    Indiana
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 Layne de Bolivia S.R.L.                                                         Cochabamba, Bolivia
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 Layne de Mexico, S.A. de C.V.                                                   Hermosillo, Sonora, Mexico
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 Layne Central Company                                                           Tennessee
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 Layne Christensen Australia Pty Limited                                         Australia
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 Layne Christensen Canada Limited (f/k/a Elgin Exploration Company, Ltd.)        Calgary, Alberta, Canada
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 Layne GeoSciences, Inc.                                                         Delaware
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 Layne Louisiana Company                                                         Louisiana
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 Layne Northern Company, Inc.                                                    Indiana
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 Layne-Northwest Company, Inc.                                                   Wisconsin
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 Layne Ohio Company                                                              West Virginia
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 Layne Texas, Incorporated                                                       Delaware
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 Layne (Thailand) Limited                                                        Bangkok, Thailand
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 Mid-Continent Drilling Company                                                  Delaware
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 PT Layne Christensen Indonesia                                                  Indonesia
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 SMS Offshore Pty Ltd                                                            Australia
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 Stamm-Scheele Incorporated                                                      Louisiana
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 Stanley Exploration Mining Company Ltd                                          Ghana
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 Stanley Mining Services Pty Limited                                             Australia
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 Stanley Mining Services (Tanzania) Ltd                                          Tanzania
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 Stanmines Ghana Ltd                                                             Ghana
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 Stanmines NL                                                                    Australia
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 Tecniwell S.r.l.                                                                Italy
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 WorldCover, Inc.                                                                Delaware
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